SCUDDER LARGE COMPANY VALUE FUND
                               SCUDDER VALUE FUND

                         SUPPLEMENT TO THE STATEMENT OF
                  ADDITIONAL INFORMATION DATED FEBRUARY 1, 1999

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The following text replaces the section entitled "General Investment Objective and Policies of Value Fund" beginning on page 2 of the Fund's Statement of Additional Information:

Value Fund seeks to provide long-term growth of capital through investment in undervalued equity securities. This objective is not fundamental and may be changed by the Trustees without a shareholder vote. Also, unless otherwise stated, the policies of the Fund are not fundamental and may be changed by the Trustees without a shareholder vote. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met. The Fund invests primarily in the stock of larger, established U.S. companies that the Fund's portfolio management team believes are undervalued in the marketplace.

Stocks trade at a discount for many reasons. Typically, these companies, or their industries, have fallen out of favor with investors because of such things as earnings disappointments, negative industry or economic events, or investor skepticism. As a result, their stock prices may not accurately reflect their long-term business potential. Accordingly, the prices of these stocks may rise as business fundamentals improve or as market conditions change. For example, stock prices are often affected beneficially when a company's earnings exceed general expectations or when investors begin to appreciate the full extent of a company's business potential.

The Fund invests at least 80% of its assets in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund changes its portfolio securities for long-term investment considerations and not for trading purposes.

The Fund may be appropriate for investors who seek a core holding to establish the foundation of a value-oriented portfolio or a value fund to diversify an investor's existing growth-equity portfolio.

The Fund invests primarily in common stocks of larger, established domestic companies with market capitalizations of at least $1 billion. The Adviser uses in-depth fundamental and quantitative research to identify companies that are currently undervalued in relation to future business prospects.

The Fund's portfolio management team uses a proprietary computer model to rank the 1000 stocks that comprise the Russell 1000 Index -- a widely used large stock universe -- based on their relative valuations. A company's valuation is measured by comparing its stock price to its business fundamentals, such as sales, earnings or book value. The Fund's portfolio management team focuses on the stocks with the lowest valuations, which are further analyzed and rated using fundamental research, such as an examination of a company's historical earnings patterns, sales growth and profit margins in order to assess the likelihood of a rebound in the stock price if a company's business fundamentals improve or market conditions change.

In an effort to manage the risk exposure of the Fund, the portfolio management team then assesses the expected volatility of the Fund and the potential impact the most promising of the stocks may have on the Fund's risk level. Based on this information, the Fund's portfolio management team selects approximately 60-90 stocks that the portfolio management team believes offer the greatest potential for attractive long-term gains.

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The Fund typically sells a stock when its price is no longer considered to be a value, it is less likely to benefit from the current market or economic environment, it experiences deteriorating fundamentals or its price performance falls short of the portfolio management team's expectations.

The Fund may invest up to 20% of its assets in investment-grade debt obligations, including zero coupon securities and commercial paper and may enter into repurchase agreements and reverse repurchase agreements. In addition, the Fund may engage in strategic transactions and derivatives and invest in illiquid securities. Investment-grade debt securities are those rated Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Adviser.

The Fund may also purchase debt securities which are rated below investment-grade (that is, rated below Baa by Moody's or below BBB by S&P) and unrated securities of equivalent quality as determined by the Adviser, which usually entail greater risk (including the possibility of default or bankruptcy of the issues of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid and more difficult to value than securities in the higher rating categories. The Fund may invest up to 20% of its assets in such securities ("high yield/high risk securities" commonly referred to as "junk bonds") but will invest no more than 10% of its assets in securities rated B or lower by Moody's or S&P and may not invest more than 5% of its net assets in securities which are rated C by Moody's or D by S&P or of equivalent quality as determined by the Adviser. Securities rated C or D may be in default with respect to payment of principal or interest. Also, longer maturity bonds tend to fluctuate more in price as interest rates change than do short-term bonds, providing both opportunity and risk. (See "High Yield, High Risk Securities.")

The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative by the Commodities Futures Trading Commission.

The Fund may borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees.

The Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of a Fund's shares will increase or decrease with changes in the market price of the Fund's investments, and there is no assurance that the Fund's objective will be achieved.

The following text replaces the section entitled "Foreign Securities" under "Investments and Investment Techniques" on page 4 of the Funds' Statement of Additional Information:

Foreign Securities. While Large Company Value Fund generally emphasizes investments in companies domiciled in the U.S., it may invest in listed and unlisted foreign securities of the same types as the domestic securities in which they may invest, when the anticipated performance of foreign securities is believed by the Adviser to offer more potential than domestic alternatives, in keeping with the investment objectives of the Fund.

Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Large Company Value Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the U.S. market and securities of some foreign issuers are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets

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of Large Company Value Fund are uninvested and no return is earned thereon. The inability of Large Company Value Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to Large Company Value Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges and bid to asked spreads in foreign bond markets are generally higher than negotiated commissions or bid to asked spreads on U.S. markets although Large Company Value Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, Large Company Value Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in most foreign countries than in the U.S. It may be more difficult for Large Company Value Fund's agents to keep currently informed about corporate actions in foreign countries such as stock dividends or other matters, which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thereby increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, or diplomatic development, which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in those countries than in developed countries. The management of Large Company Value Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries, Large Company Value Fund will not invest in any securities of issuers located in developing countries if the securities, in the judgment of the Adviser, are speculative.

Investments in foreign securities usually will involve currencies of foreign countries. Moreover, Large Company Value Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and the value of the assets for Large Company Value Fund, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and Large Company Value Fund may incur costs in connection with conversions between various currencies. Although Large Company Value Fund values its assets daily in terms of U.S. dollars, Large Company Value Fund does not intend to convert its holdings of foreign currencies, if any, into U.S. dollars on a daily basis. Large Company Value Fund may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to Large Company Value Fund at one rate, while offering a lesser rate of exchange should Large Company Value Fund desire to resell that currency to the dealer. Large Company Value Fund will conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts.

To the extent that Large Company Value Fund invests in foreign securities, Large Company Value Fund's share price could reflect the movements of both the different stock and bond markets in which it is invested and the currencies in which the investments are denominated: the strength or weakness of the U.S. dollar against foreign currencies could account for part of Large Company Value Fund's investment performance.

July 21, 1999